SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report:  May 23, 1996
(Date of earliest event reported)



   Residential Funding Mortgage Securities II, Inc.
(Exact name of registrant as specified in its charter)


DELAWARE             33-80419         41-1808858
(State or Other
Jurisdiction        (Commission    (I.R.S. Employer
of Incorporation)   File Number)   Identification No.)


  8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota                                         55437
        (Address of Principal Executive Office)(Zip Code)


     Registrant's telephone number, including area code:(612) 832-7000





Item 5.   Other Events.

  On or about May 30, 1996, the Registrant will cause the issuance and sale of Home Equity Loan-Backed Term Notes,
Series 1996-HS1, (the "Term Notes") issued pursuant to a an Indenture to be dated as of May 1, 1996, between Home
Loan Equity Trust 1996-HS1, as issuer, and The Chase
Manhattan Bank, N.A., as indenture trustee.

  In connection with the sale of the Term Notes
(collectively, the "Underwritten Notes"), the Registrant has been advised by Morgan Stanley & Co. Incorporated as representative for the Underwriters (the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Notes following the effective date of Registration Statement No. 33-80419, which Computational
Materials are being filed manually as exhibits to this report.

  The Computational Materials have been provided by the Underwriters. The information in the Computational
Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Notes and by any other information subsequently filed with the Securities and Exchange Commission.

  The Computational Materials consist of the first __ pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The
Underwriters have advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

  In addition, the actual characteristics and performance of the revolving credit loans underlying the Underwritten
Notes (the "Revolving Credit Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Revolving Credit
Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Notes.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits


             Item 601(a) of
Exhibit No.  Regulation S-K   Description
             Exhibit No.
1               99            Computational Materials




     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                         RESIDENTIAL FUNDING MORTGAGE
                         SECURITIES II, INC.

                         By:  /s/Bruce J. Legan
                         Name:    Bruce J. Legan
                         Title:   Vice President




Dated: May 23, 1996







                          EXHIBIT INDEX


         Item 601 (a) of  Sequentially
Exhibit  Regulation S-K   Numbered
Number   Exhibit No.      Description      Page

1        99               Computational
                          Materials Filed
                          Manually




                           EXHIBIT
                 (Intentionally Omitted)